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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): May 12, 2003


                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           001-12127                                      22-3136782
   (Commission file number)                   (IRS employer identification no.)

                                One Parker Plaza
                               Fort Lee, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)



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Item 7 -- Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits.

             The following exhibits are filed herewith.

               S-K Item No.          Description
               ------------          -----------
                   99.1              Text of press release dated May 12, 2003

Item 9 -- Regulation FD Disclosure

         Empire Resources, Inc. filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and Chief Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended March 31, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows.

CERTIFICATIONS

         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date:   May 12, 2003       By:   /s/ Nathan Kahn
                             -----------------------------
                                     Nathan Kahn,
                                     Chief Executive Officer and President



         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date:   May 12, 2003       By:   /s/ Sandra Kahn
                             -----------------------------
                                     Sandra Kahn,
                                     Chief Financial Officer

(The following information is being provided pursuant to Item 12)

         The Company issued a press release on May 12, 2003 to announce its financial performance for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date   May 13, 2003                           EMPIRE RESOURCES, INC.


                                              By: /s/ Sandra Kahn
                                                 ---------------------------
                                                 Sandra Kahn
                                                 Chief Financial Officer